SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20579

                        ----------------------------

                                  FORM 8-K
                               CURRENT REPORT

                        ----------------------------

                   Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934, as amended


    Date of Report (Date of earliest event reported): December 13, 2000


                         GOLDEN STATE BANCORP INC.
           (Exact Name of Registrant as Specified in its Charter)


        Delaware                  333-28037                  95-4642135
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
   of Incorporation)                                       Identification No.)


                              135 Main Street
                          San Francisco, CA 94105
        (Address of principal executive offices, including zip code)


     Registrant's telephone number, including area code: (415) 904-1100


                               Not Applicable
       (Former name or former address, if changed since last report)





ITEM 5.  OTHER EVENTS

             The Company is filing an exhibit under Item 7 hereof in order to file an exhibit to its Registration Statement on Form S-3 (Registration No. 333-50756).

ITEM 7.  EXHIBITS.

             The following exhibit is filed in connection with the Company's Registration Statement on Form S-3 (Registration No. 333-50756):

      1.1 Registration Agreement dated December 13, 2000, between the Company, GSB Investment Corp., Mafco Holdings Inc., Credit Suisse First Boston Corporation and Credit Suisse First Boston International.


                                 SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GOLDEN STATE BANCORP INC.


                                   Dated:  December 19, 2000


                                   By: /s/ Richard H. Terzian
                                   -------------------------------------
                                   Name:  Richard H. Terzian
                                   Title: Executive Vice President and
                                          Chief Financial Officer



                               Exhibit Index

      Exhibit Number              Description

             1.1            Registration Agreement dated December 13,
                            2000, between the Company, GSB Investment
                            Corp., Mafco Holdings Inc., Credit Suisse First Boston Corporation and Credit Suisse First Boston International.